THE GAMCO WESTWOOD FUNDS (the “Trust”)

GAMCO Westwood Balanced Fund (“Balanced Fund”)

Supplement dated March 9, 2012, to the Balanced Fund’s Summary Prospectuses,

dated January 27, 2012.

Effective immediately, Susan M. Byrne will no longer serve as a Portfolio Manager of the Balanced Fund and Todd L. Williams will be added as a Portfolio Manager of the Balanced Fund. The Balanced Fund will continue to be co-managed by Mark R. Freeman, CFA, Lisa Dong, CFA, Jay K. Singhania, CFA and Scott D. Lawson, CFA.

To reflect these changes, in the “Management” section, the sub-section “The Portfolio Manager” is replaced in its entirety with the following:

Mr. Mark R. Freeman, CFA, Executive Vice President and Chief Investment Officer of the Sub-Adviser, has managed the Fund since 2012. Mr. Jay K. Singhania, CFA, Senior Vice President, has managed the Fund since 2012. Mr. Todd L. Williams, CFA, Senior Vice President, has managed the Fund since 2012. Mr. Scott D. Lawson, CFA, Vice President and Senior Research Analyst, has managed the Fund since 2012. Ms. Lisa Dong, CFA, Senior Vice President and Product Director, has managed the Fund since 2012.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE